SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CPI Card Group Inc. 10026 West San Juan Way Littleton, CO 80127	80127
(Address of principal executive offices)	(Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Capital Market OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Company’s filings with the Securities and Exchange Commission, the Company has been out of compliance with the minimum $35 million market value of listed securities requirement of the Nasdaq Stock Market, LLC (“Nasdaq”), as set forth in Nasdaq Listing Rule 5550(b)(2), which Nasdaq has indicated may serve as a basis for delisting of the Company’s securities from Nasdaq. After engaging with Nasdaq with respect to the delisting process, on January 15, 2020, the Company received notice from Nasdaq that Nasdaq will suspend trading in the Company’s shares at the open of business on January 17, 2020, and that Nasdaq will file a Form 25 Notice of Delisting with the Securities and Exchange Commission to effect the removal of the Company’s securities from listing on Nasdaq when all internal appeal periods have run. Accordingly, on January 17, 2020, Nasdaq suspended trading in the Company’s shares.

Also on January 17, 2020, the Company’s common stock immediately began trading on the OTCQX® Best Market and will continue to trade under the symbol PMTS.

The Company will remain a public company and continue to be subject to the public reporting requirements of the Securities Exchange Act of 1934 and the Securities and Exchange Commission. Furthermore, the Company plans to maintain a Board of Directors with an independent Audit Committee and to provide annual financial statements – as audited by a Public Company Accounting Oversight Board-approved auditor – and unaudited interim financial reports, prepared in accordance with U.S. generally accepted accounting principles.

Cautionary Note Regarding Forward Looking Statements.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K, other than statements of historical facts, are “forward-looking statements” for purposes of these provisions. These forward-looking statements include the Company’s plan to remain a public company and continue to be subject to the public company reporting requirements of the Securities Exchange Act of 1934 and the Securities Exchange Commission, and the Company’s plan to maintain a Board of Directors with an independent Audit Committee. Statements made in this Current Report on Form 8-K are qualified by the cautionary statements made in this Current Report on Form 8-K. The Company does not intend, and does not assume any obligation, to update any of the statements included in this Current Report on Form 8-K. An investment in stock issued by the Company is subject to the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and all of its other filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2020

CPI CARD GROUP INC.

By:	/s/ Sarah Kilgore
Name: Sarah Kilgore
Title: Chief Legal and Compliance Officer

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